UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06650

LORD ABBETT RESEARCH FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Address of principal executive offices) (Zip code)

Lawrence B. Stoller, Esq.
Vice President, Secretary, and Chief Legal Officer

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 11/30

Date of reporting period: 11/30/2022

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Dividend Growth Fund

Growth Opportunities Fund

Small Cap Value Fund

For the fiscal year ended November 30, 2022

Table of Contents

1	A Letter to Shareholders

13	Investment Comparisons

17	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

25	Dividend Growth Fund

28	Growth Opportunities Fund

32	Small Cap Value Fund

36	Statements of Assets and Liabilities

38	Statements of Operations

40	Statements of Changes in Net Assets

42	Financial Highlights

54	Notes to Financial Statements

71	Report of Independent Registered Public Accounting Firm

72	Supplemental Information to Shareholders

Lord Abbett Research Fund

Lord Abbett Dividend Growth Fund,

Lord Abbett Growth Opportunities Fund, and

Lord Abbett Small Cap Value Fund
Annual Report

For the fiscal year ended November 30, 2022

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Funds, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

Lord Abbett Dividend Growth Fund

For the fiscal year ended November 30, 2022, the Fund returned -5.30%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the S&P 500® Index1, which returned -9.21% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending November 30, 2022, including the spread of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, tighter fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average was up 2.48% and the S&P 500® Index1 fell -9.21%, while the tech-heavy Nasdaq Composite lost -25.59%. Value stocks2 significantly outperformed growth stocks3 (1.95%

vs -21.59%), while large cap stocks4 outperformed small cap stocks5 (-10.66% vs -13.01%).

In November 2021, just prior to the start of the period, the World Health Organization designated the newly discovered Omicron variant as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, amid fears that the world would succumb to a new wave of infections. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases in the last week of the month, more than doubling the previous record high. Yet, negative sentiment quickly reversed as cases proved to be generally less severe than prior strains. Market sentiment also increased after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars.

Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets faced increased geopolitical tensions due to Russia’s invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, leading to a decline in consumer sentiment to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008 as measured by the consumer confidence index.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices and October CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. Third-quarter earnings were slightly below expectations but provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of November.

In terms of the Fund’s key performance drivers, over the 12-month period ending November 30, 2022, security selection within the industrials sector contributed to the Fund’s relative performance. Within the industrials sector, Northrop Grumman Corp., a defense contractor, contributed most to relative performance. The ongoing tensions between Russia and Ukraine built up momentum in the defense sector and the U.S. government is Northrop Grumman’s largest customer. We expect Northrop Grumman to be the fastest growing U.S. defense contractor based on its large and ramping growth platforms that serve critical U.S. needs including Ground Based Strategic Deterrent (GBSD) and satellites. The Fund’s position in AbbVie, Inc., a research-based biopharmaceutical company, also contributed to relative performance. Shares rallied in the first half of the year, up almost 50% at the peak in early April. The stock price move was supported by the company’s strong fourth quarter earnings and fiscal year guidance, which came in above expectations. The Fund’s position in McDonald’s Corporation, a multinational fast-food chain, contributed to relative performance. Shares rallied after the company reported strong third quarter earnings that demonstrated broad-based business momentum as global comparable sales increased nearly 10%. The company also increased the quarterly dividend by more than 10%.

Conversely, one of the largest detractors from relative performance during the 12-month period ending November 30, 2022, was NVIDIA Corp., an American multinational technology company. The company’s gaming segment was adversely impacted by material economic slowdowns in China and Europe, which led to a selloff in shares of NVIDIA. Government restrictions were introduced in September, which limited the company’s ability to sell certain products into China, which compounded the sell off. Within the health care sector, the Fund’s allocation to West Pharmaceutical, which manufactures and markets pharmaceuticals, biologics, vaccines and consumer healthcare products, was one of the largest detractors from relative performance. The company reported first quarter earnings that were modestly ahead of expectations, coupled with an earnings guidance increase. Despite the better-than-expected quarter, shares sold off as the company continued to face foreign exchange rate headwinds as the U.S. dollar strengthened and investors worried that a faster-than-expected fall-off in COVID-19 related order flow would result in underutilization of new capacity. The Fund’s position in Estée Lauder Companies, Inc., which engages in the manufacturing of skin care, makeup, fragrance, and hair care products, detracted from relative performance. Shares sold off following Russia’s invasion of Ukraine. After suspending The Estée Lauder Companies’ business investments and initiatives in Russia, the company also decided to suspend all commercial activity in Russia, including closing every store it owns and operates, as well as its brand sites and shipments to any of its retailers in Russia.

Lord Abbett Growth Opportunities Fund

For the fiscal year ended November 30, 2022, the Fund returned -27.23%,

reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,6 which returned -21.77% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending November 30, 2022, including the spread of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, tighter fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average was up 2.48% and the S&P 500® Index1 fell -9.21%, while the tech-heavy Nasdaq Composite lost -25.59%. Value stocks2 significantly outperformed growth stocks3 (1.95% vs -21.59%), while large cap stocks4 outperformed small cap stocks5 (-10.66% vs -13.01%).

In November 2021, just prior to the start of the period, the World Health Organization designated the newly discovered Omicron variant as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, amid fears that the world would succumb to a new wave of infections. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases in the last week of the month, more than doubling the previous record high. Yet, negative sentiment quickly reversed as cases proved to be generally less severe than prior strains. Market sentiment also increased after the

Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets faced increased geopolitical tensions due to Russia’s invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, leading to a decline in consumer sentiment to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008 as measured by the consumer confidence index.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices and October CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. Third-quarter earnings were slightly below expectations but provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of November.

Over the 12-month period ending November 30, 2022, Lord Abbett made the strategic decision to offer a single style of growth investing, led by our Innovation Growth team, which is directed by F. Thomas O’Halloran, J.D., CFA, Partner & Portfolio Manager, and Matthew DeCicco, CFA, Partner & Director of Equities. As a result of this enhanced focus, the investment strategy, philosophy and process of the Growth Opportunities Fund changed to become consistent with the rest of the innovation growth suite of products. As such, the Fund’s portfolio management team seeks to invest in the stocks of companies with strong business models, management, and competitive positions that are targeting markets that appear most likely to benefit from increased innovation.

As a result of supply chain dislocations, labor shortages, inflationary pressures, tighter fiscal and monetary policy, and the war in Ukraine, high innovation small and midcap companies, particularly those aggressively reinvesting in research and development to drive future revenues and earnings, underperformed lower growth, lower valuation names within the index during the period as the market has largely expressed a technical preference for companies with positive earnings today, compared to larger growth potential in the future. As such, the portfolio’s exposure to small and midcap secular growth companies, such as MongoDB, Inc., a general-purpose database platform, was a primary drag on relative performance.

In addition, having no exposure to stock of companies related to the oil, gas, and consumable fuel industry throughout the first few months of 2022 was also a primary detractor from relative performance, as geopolitical tensions that ultimately culminated in the Russian invasion of Ukraine resulted in oil prices rising above $120 per barrel in March as the market anticipated a supply shortage.

The Fund’s position in Roku, Inc., a manufacturer of digital media players for video streaming, was the largest individual detractor from relative performance. In February, shares of the stock fell after the company reported a revenue miss for the fourth quarter of 2021 and gave first-quarter 2022 guidance that was below analysts’ expectations. Management blamed the slowing revenue growth on continued supply chain disruptions impacting the U.S. television market.

The Fund’s position in Enphase Energy, Inc., an energy technology company that develops and manufactures solar micro-inverters, battery energy storage, and electric vehicle charging stations, was a prominent contributor to relative performance over the period. Enphase has benefited greatly from increased demand for solar solutions in Europe as a result of persistent energy shortages. In the company’s most recent quarterly earnings report, management reported top- and bottom-line earnings results that exceeded consensus expectations. Notably, Enphase’s reported strong revenue growth driven by growth in microinverter and IQ Battery shipments. As of the end of the fiscal year, Enphase is one of the portfolio’s top active overweights.

The Fund’s position in Intra-Cellular Therapies, a developer of innovative treatments for individuals with neuropsychiatric and neurologic disorders, was also a notable contributor to relative performance. Shares soared following the FDA’s approval of CAPLYTA®, the first and only FDA-approved treatment for depressive episodes in adults with bipolar I or II disorders. Positive momentum of the stock continued into 2022 as a result of the drug’s successful initial launch, as well as the company reporting strong first quarter 2022 earnings.

Lord Abbett Small Cap Value Fund

For the fiscal year ended November 30, 2022, the Fund returned -9.18% reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the

Russell 2000 Value® Index7, which returned -4.75% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending November 30, 2022, including the spread of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, tighter fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average was up 2.48% and the S&P 500® Index1 fell -9.21%, while the tech-heavy Nasdaq Composite lost -25.59%. Value stocks2 significantly outperformed growth stocks3 (1.95% vs -21.59%), while large cap stocks4 outperformed small cap stocks5 (-10.66% vs -13.01%).

In November 2021, just prior to the start of the period, the World Health Organization designated the newly discovered Omicron variant as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, amid fears that the world would succumb to a new wave of infections. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases in the last week of the month, more than doubling the previous record high. Yet, negative sentiment quickly reversed as cases proved to be generally less severe than prior strains. Market sentiment also increased after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022. Bond yields shot up in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets faced increased geopolitical tensions due to Russia’s invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, leading to a decline in consumer sentiment to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008 as measured by the consumer confidence index.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices and October CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The second quarter of 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. Third-quarter earnings were slightly below expectations but provided evidence of healthy consumer spending.

Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of November.

In terms of the Fund’s key performance drivers during the 12-month period ending November 30, 2022, the Fund’s position in Spectrum Brands Holdings, Inc., a consumer products and home essentials company, detracted from relative performance. Shares fell after Assa Abloy, which engages in the provision of intelligent lock and security solutions, issued a statement regarding the U.S. DOJ’s blocking of Assa Abloys’s proposed acquisition of the hardware and home improvement division of Spectrum Brands. The Fund’s position in Customers Bancorp, Inc., a bank holding company, also detracted from relative performance. Amid the flattening of the yield curve and skepticism around global growth prospects, banks have come under pressure. Shares continued to fall following two consecutive quarters of lower-than-expected earnings per share. The Fund’s position in Century Aluminum Co., a producer of aluminum and operator of aluminum reduction facilities, or smelters, in the United States and Iceland, detracted from relative performance. Shares fell as power costs increased early in the year, with the expectation that higher prices would continue through the summer. Electricity prices typically comprise approximately 1/3 of smelter costs. In addition to this, it became evident there was a much smaller global aluminum supply deficit than anticipated, largely due to weaker China demand and excess supply.

Conversely, the largest contributor to relative performance during the 12-month period ending November 30, 2022, was International Money Express, Inc, a leading money remittance services company. Shares rallied after the company reported fourth quarter earnings above expectations, followed by another strong first quarter earnings report. The company subsequently increased second quarter earnings guidance. We believe their valuation remains attractive and they are well positioned for further growth. The Fund’s position in Cars.com, Inc., a leading automotive marketplace platform, contributed to relative performance. Shares rallied after the company reported strong second quarter earnings where revenue and adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) beat expectations. Subsequently, the company issued third quarter guidance stating they expect revenue growth to accelerate and projected growth of 6-8% year-over-year in the second half of 2022. The Fund’s position in Silicon Motion Technology, which engages in the development, manufacturing, and supply of semiconductor products for the electronics market, was the largest contributor to relative performance within the sector. Silicon Motion Technology was a significant contributor to relative performance in the first half of the year. Shares rallied following the announcement that MaxLinear, which provides highly integrated radio-frequency analog and mixed-signal semiconductor products for broadband communications applications, would acquire Silicon Motion Technology.

Each Fund’s portfolio is actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1    The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2    As represented by the Russell 3000® Value Index as of 11/30/2022.

3    As represented by the Russell 3000® Growth Index as of 11/30/2022.

4    As represented by the Russell 1000® Index as of 11/30/2022.

5    As represented by the Russell 2000® Index as of 11/30/2022.

6    The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

7    The Russell 2000 Value® Index measures the performance of those stocks of the Russell 2000® Index with lower price-to-book ratios and lower relative forecasted growth rates.

Indices are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Dividend Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	-10.76%	8.49%	11.03%	–
Class C4	-6.88%	8.95%	10.85%	–
Class F5	-5.05%	10.05%	11.92%	–
Class F3[6]	-4.95%	10.13%	–	11.34%
Class I5	-5.04%	10.05%	11.97%	–
Class P5	-5.46%	9.55%	11.46%	–
Class R2[5]	-5.64%	9.39%	11.29%	–
Class R3[5]	-5.53%	9.51%	11.42%	–
Class R4[7]	-5.30%	9.78%	–	10.96%
Class R5[7]	-5.09%	10.06%	–	11.23%
Class R6[7]	-5.00%	10.14%	–	11.32%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2022, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Growth Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	-31.41%	6.32%	9.87%	–
Class C4	-28.27%	6.79%	9.73%	–
Class F5	-27.09%	7.75%	10.71%	–
Class F3[6]	-26.98%	7.93%	–	9.82%
Class I5	-27.03%	7.86%	10.82%	–
Class P5	-27.35%	7.38%	10.33%	–
Class R2[5]	-27.44%	7.22%	10.16%	–
Class R3[5]	-27.39%	7.32%	10.27%	–
Class R4[7]	-27.19%	7.59%	–	7.34%
Class R5[7]	-27.01%	7.86%	–	7.61%
Class R6[7]	-26.96%	7.93%	–	7.71%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2022, is calculated using the SEC–required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell 2000® Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	-14.38%	1.16%	6.63%	–
Class C4	-10.55%	1.57%	6.46%	–
Class F5	-8.99%	2.53%	7.44%	–
Class F3[6]	-8.85%	2.71%	–	3.86%
Class I5	-8.95%	2.63%	7.54%	–
Class P5	-9.33%	2.17%	7.06%	–
Class R2[5]	-9.46%	2.02%	6.90%	–
Class R3[5]	-9.41%	2.13%	7.02%	–
Class R4[7]	-9.14%	2.38%	–	4.44%
Class R5[7]	-8.93%	2.63%	–	4.71%
Class R6[7]	-8.81%	2.72%	–	4.80%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2022, is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 through November 30, 2022).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/22 – 11/30/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Dividend Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/22	11/30/22	6/1/22 – 11/30/22
Class A
Actual	$1,000.00	$1,037.90	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.46	$4.66
Class C
Actual	$1,000.00	$1,033.90	$8.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.70	$8.44
Class F
Actual	$1,000.00	$1,039.50	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.71	$3.40
Class F3
Actual	$1,000.00	$1,039.80	$3.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class I
Actual	$1,000.00	$1,039.40	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.71	$3.40
Class P
Actual	$1,000.00	$1,037.00	$5.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.45	$5.67
Class R2
Actual	$1,000.00	$1,035.80	$6.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.43
Class R3
Actual	$1,000.00	$1,036.80	$5.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.20	$5.92
Class R4
Actual	$1,000.00	$1,038.00	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.46	$4.66
Class R5
Actual	$1,000.00	$1,039.40	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.71	$3.40
Class R6
Actual	$1,000.00	$1,039.80	$3.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04

†   For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.92% for Class A, 1.67% for Class C, 0.67% for Class F, 0.60% for Class F3, 0.67% for Class I, 1.12% for Class P, 1.27% for Class R2, 1.17% for Class R3, 0.92% for Class R4, 0.67% for Class R5 and 0.60% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2022

Sector*	%**
Consumer Discretionary	9.22%
Consumer Staples	7.42%
Energy	4.86%
Financials	16.37%
Health Care	14.55%
Industrials	11.29%
Information Technology	22.88%
Materials	6.22%
Real Estate	2.49%
Utilities	3.44%
Repurchase Agreements	1.26%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Growth Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/22	11/30/22	6/1/22 – 11/30/22
Class A*
Actual	$1,000.00	$1,004.20	$5.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.95	$5.16
Class C*
Actual	$1,000.00	$1,000.90	$8.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.19	$8.95
Class F*
Actual	$1,000.00	$1,005.40	$4.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.66	$4.46
Class F3*
Actual	$1,000.00	$1,006.00	$3.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.61	$3.50
Class I*
Actual	$1,000.00	$1,005.60	$4.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.06	$4.05
Class P*
Actual	$1,000.00	$1,003.90	$6.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$6.17
Class R2*
Actual	$1,000.00	$1,002.90	$6.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.20	$6.93
Class R3*
Actual	$1,000.00	$1,003.40	$6.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.43
Class R4
Actual	$1,000.00	$1,004.80	$5.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.95	$5.16
Class R5*
Actual	$1,000.00	$1,005.60	$3.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.21	$3.90
Class R6*
Actual	$1,000.00	$1,006.40	$3.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.61	$3.50

†   For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.02% for Class A, 1.77% for Class C, 0.88% for Class F, 0.69% for Class F3, 0.80% for Class I, 1.22% for Class P, 1.37% for Class R2, 1.27% for Class R3, 1.02% for Class R4, 0.77% for Class R5 and 0.69% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

*   The annualized expense ratios have been updated to 0.96% for Class A, 1.71% for Class C, 0.81% for Class F, 0.63% for Class F3, 0.71% for class I, 1.16% for Class P, 1.31% for Class R2, 1.21% for Class R3, 0.96% for Class R4, 0.71% for Class R5, and 0.63% for Class R6. Had these updated expense ratios been in place throughout the most recent fiscal half-year, expenses paid during the period would have been:

	Actual	Hypothetical (5% Return Before Expenses)
Class A	$4.82	$4.86
Class C	$8.58	$8.64
Class F	$4.07	$4.10
Class F3	$3.17	$3.19
Class I	$3.57	$3.60
Class P	$5.83	$5.87
Class R2	$6.59	$6.63
Class R3	$6.08	$6.12
Class R4	$4.83	$4.86
Class R5	$3.57	$3.60
Class R6	$3.17	$3.19

Portfolio Holdings Presented by Sector

November 30, 2022

Sector*	%**
Communication Services	1.55%
Consumer Discretionary	20.81%
Consumer Staples	1.30%
Energy	2.84%
Financials	1.92%
Health Care	19.63%
Industrials	13.12%
Information Technology	35.03%
Materials	1.20%
Real Estate	1.11%
Repurchase Agreements	0.85%
Money Market Funds(a)	0.58%
Time Deposits(a)	0.06%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/22	11/30/22	6/1/22 – 11/30/22
Class A
Actual	$1,000.00	$986.90	$6.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.23
Class C
Actual	$1,000.00	$982.10	$9.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.14	$10.00
Class F
Actual	$1,000.00	$987.80	$5.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.47
Class F3
Actual	$1,000.00	$988.60	$4.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.51
Class I
Actual	$1,000.00	$987.90	$4.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$4.96
Class P
Actual	$1,000.00	$985.60	$7.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.23
Class R2
Actual	$1,000.00	$985.30	$7.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.15	$7.99
Class R3
Actual	$1,000.00	$985.70	$7.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.65	$7.49
Class R4
Actual	$1,000.00	$986.90	$6.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$6.17
Class R5
Actual	$1,000.00	$987.90	$4.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$4.96
Class R6
Actual	$1,000.00	$989.10	$4.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.51

†   For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.23% for Class A, 1.98% for Class C, 1.08% for Class F, 0.89% for Class F3, 0.98% for Class I, 1.43% for Class P, 1.58% for Class R2, 1.48% for Class R3, 1.22% for Class R4, 0.98% for Class R5 and 0.89% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2022

Sector*	%**
Communication Services	4.90%
Consumer Discretionary	7.63%
Consumer Staples	6.31%
Energy	6.72%
Financials	23.97%
Health Care	5.65%
Industrials	20.09%
Information Technology	9.02%
Materials	6.44%
Real Estate	5.86%
Utilities	2.31%
Repurchase Agreements	0.81%
Money Market Funds(a)	0.26%
Time Deposits(a)	0.03%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

Schedule of Investments

DIVIDEND GROWTH FUND November 30, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.55%

COMMON STOCKS 98.55%

Aerospace & Defense 4.37%
Northrop Grumman Corp.	141,100	$75,247,219
Raytheon Technologies Corp.	875,141	86,393,920
Total		161,641,139

Banks 3.69%
Bank of America Corp. 3,601,334		136,310,492

Beverages 2.73%
Coca-Cola Co. (The)	1,589,379	101,100,398

Biotechnology 2.42%
AbbVie, Inc.	554,807	89,423,792

Capital Markets 7.16%
Ameriprise Financial, Inc.	290,600	96,464,670
Morgan Stanley	1,038,500	96,653,195
S&P Global, Inc.	203,800	71,900,640
Total		265,018,505

Chemicals 2.10%
Air Products & Chemicals, Inc.	250,400	77,664,064

Construction Materials 1.98%
Vulcan Materials Co.	398,605	73,076,255

Containers & Packaging 1.23%
Avery Dennison Corp.	234,452	45,326,605

Electric: Utilities 3.04%
NextEra Energy, Inc.	1,326,049	112,316,350

Equity Real Estate Investment Trusts 2.49%
American Tower Corp.	319,800	70,755,750
Prologis, Inc.	180,351	21,243,544
Total		91,999,294
Investments	Shares	Fair Value
Food & Staples Retailing 4.17%
Costco Wholesale Corp.	140,028	$75,510,099
Walmart, Inc.	516,770	78,766,083
Total		154,276,182

Health Care Equipment & Supplies 1.77%
Abbott Laboratories	610,200	65,645,316

Health Care Providers & Services 4.66%
Humana, Inc.	74,756	41,108,324
UnitedHealth Group, Inc.	239,700	131,298,072
Total		172,406,396

Hotels, Restaurants & Leisure 3.01%
Churchill Downs, Inc.	131,635	29,217,705
McDonald’s Corp.	169,726	46,299,555
Starbucks Corp.	350,848	35,856,666
Total		111,373,926

Industrial Conglomerates 2.27%
Honeywell International, Inc.	383,100	84,109,605

Information Technology Services 5.79%
Accenture plc Class A (Ireland)(a)	158,500	47,697,405
Jack Henry & Associates, Inc.	260,000	49,231,000
Mastercard, Inc. Class A	328,659	117,134,068
Total		214,062,473

Insurance 5.49%
Allstate Corp. (The)	516,967	69,221,881
American Financial Group, Inc./OH	225,300	32,042,166
Arthur J Gallagher & Co.	294,753	58,688,270
Chubb Ltd. (Switzerland)(a)	196,900	43,237,271
Total		203,189,588

See Notes to Financial Statements.	25

Schedule of Investments (continued)

DIVIDEND GROWTH FUND November 30, 2022

Investments	Shares	Fair Value
Life Sciences Tools & Services 2.63%
Danaher Corp.	252,400	$69,008,684
West Pharmaceutical Services, Inc.	120,200	28,206,132
Total		97,214,816

Machinery 2.11%
Parker-Hannifin Corp.	260,891	77,990,756

Metals & Mining 0.91%
Reliance Steel & Aluminum Co.	158,700	33,531,723

Multi-Utilities 0.39%
CMS Energy Corp.	239,100	14,601,837

Oil, Gas & Consumable Fuels 4.85%
Exxon Mobil Corp.	1,161,830	129,358,152
Marathon Petroleum Corp.	411,100	50,076,091
Total		179,434,243

Personal Products 0.50%
Estee Lauder Cos., Inc. (The) Class A	78,419	18,490,416

Pharmaceuticals 3.04%
Eli Lilly & Co.	200,432	74,376,307
Zoetis, Inc.	247,900	38,211,306
Total		112,587,613

Professional Services 0.81%
Booz Allen Hamilton Holding Corp.	282,727	30,082,153

Road & Rail 1.70%
Union Pacific Corp.	289,600	62,967,728

Semiconductors & Semiconductor Equipment 4.58%
Analog Devices, Inc.	293,400	50,438,394
KLA Corp.	89,700	35,265,555
NVIDIA Corp.	152,900	25,875,267
Texas Instruments, Inc.	320,800	57,891,568
Total		169,470,784
Investments	Shares	Fair Value
Software 9.51%
Intuit, Inc.	91,000	$37,090,690
Microsoft Corp.	971,200	247,791,968
Roper Technologies, Inc.	152,284	66,835,925
Total		351,718,583

Specialty Retail 5.42%
Home Depot, Inc. (The)	185,600	60,132,544
Lowe’s Cos., Inc.	369,375	78,510,656
TJX Cos., Inc. (The)	774,900	62,030,745
Total		200,673,945

Technology Hardware, Storage & Peripherals 2.96%
Apple, Inc.	740,003	109,542,644

Textiles, Apparel & Luxury Goods 0.77%
NIKE, Inc. Class B	259,900	28,508,431
Total Common Stocks (cost $3,003,430,736)		3,645,756,052

	Principal Amount
SHORT-TERM INVESTMENTS 1.26%

Repurchase Agreements 1.26%
Repurchase Agreement dated 11/30/2022, 1.75% due 12/1/2022 with Fixed Income Clearing Corp. collateralized by $49,320,100, of U.S. Treasury Note at 2.00% due 5/31/2024; value: $47,391,585; proceeds: $46,464,591 (cost $46,462,332)	$46,462,332	46,462,332
Total Investments in Securities 99.81% (cost $3,049,893,068)		3,692,218,384
Other Assets and Liabilities – Net(b) 0.19%		7,099,025
Net Assets 100.00%		$3,699,317,409

(a)	Foreign security traded in U.S. dollars.
(b)	Other Assets and Liabilities include net unrealized appreciation/depreciation on futures contracts as follows:

26	See Notes to Financial Statements.

Schedule of Investments (concluded)

DIVIDEND GROWTH FUND November 30, 2022

Futures Contracts at November 30, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	December 2022	185	Long	$36,013,386	$37,751,562	$1,738,176

The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$3,645,756,052	$–	$–	$3,645,756,052
Short-Term Investments
Repurchase Agreements	–	46,462,332	–	46,462,332
Total	$3,645,756,052	$46,462,332	$–	$3,692,218,384

Other Financial Instruments
Futures Contracts
Assets	$1,738,176	$–	$–	$1,738,176
Liabilities	–	–	–	–
Total	$1,738,176	$–	$–	$1,738,176

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	27

Schedule of Investments

GROWTH OPPORTUNITIES FUND November 30, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.08%

COMMON STOCKS 99.08%

Aerospace & Defense 4.30%
Axon Enterprise, Inc.*	49,850	$9,173,896
Parsons Corp.*	77,254	3,824,073
TransDigm Group, Inc.	11,898	7,477,893
Total		20,475,862

Beverages 1.31%
Brown-Forman Corp. Class B	33,458	2,443,103
Celsius Holdings, Inc.*	34,044	3,790,459
Total		6,233,562

Biotechnology 9.17%
Alnylam Pharmaceuticals, Inc.*	21,264	4,690,626
Argenx SE ADR*	22,172	8,823,791
Biogen, Inc.*	12,704	3,876,880
Cytokinetics, Inc.*	141,144	5,998,620
Genmab A/S ADR*	105,821	4,923,851
Karuna Therapeutics, Inc.*	26,827	6,312,661
Krystal Biotech, Inc.*	46,698	3,630,302
Sarepta Therapeutics, Inc.*	44,147	5,421,693
Total		43,678,424

Capital Markets 1.93%
MSCI, Inc.	10,459	5,311,394
Raymond James Financial, Inc.	33,412	3,905,863
Total		9,217,257

Chemicals 1.21%
Albemarle Corp.	20,748	5,767,737

Communications Equipment 4.28%
Arista Networks, Inc.*	74,850	10,426,605
Calix, Inc.*	139,486	9,945,352
Total		20,371,957
Investments	Shares	Fair Value
Construction & Engineering 2.69%
Comfort Systems USA, Inc.	41,303	$5,235,568
Quanta Services, Inc.	50,570	7,579,432
Total		12,815,000

Electrical Equipment 2.35%
AMETEK, Inc.	52,611	7,492,859
Hubbell, Inc.	14,509	3,686,156
Total		11,179,015

Entertainment 0.74%
World Wrestling Entertainment, Inc. Class A	43,873	3,504,575

Equity Real Estate Investment Trusts 1.12%
SBA Communications Corp.	17,848	5,341,906

Health Care Equipment & Supplies 7.89%
Axonics, Inc.*	48,035	3,289,437
DexCom, Inc.*	91,990	10,696,597
IDEXX Laboratories, Inc.*	5,862	2,496,450
Inspire Medical Systems, Inc.*	12,043	2,909,227
Insulet Corp.*	39,130	11,714,348
Lantheus Holdings, Inc.*	60,045	3,727,594
Shockwave Medical, Inc.*	10,852	2,752,067
Total		37,585,720

Hotels, Restaurants & Leisure 6.04%
Chipotle Mexican Grill, Inc.*	7,783	12,662,630
Hilton Worldwide Holdings, Inc.	42,174	6,014,856
Planet Fitness, Inc. Class A*	75,139	5,887,892
Wingstop, Inc.	25,344	4,194,685
Total		28,760,063

28	See Notes to Financial Statements.

Schedule of Investments (continued)

GROWTH OPPORTUNITIES FUND November 30, 2022

Investments	Shares	Fair Value
Information Technology Services 4.83%
Block, Inc.*	65,030	$4,407,083
Cloudflare, Inc. Class A*	76,120	3,740,537
Shopify, Inc. Class A (Canada)*(a)	236,312	9,660,435
Toast, Inc. Class A*	284,428	5,222,098
Total		23,030,153

Internet & Direct Marketing Retail 4.74%
Coupang, Inc. (South Korea)*(a)	403,505	7,860,278
Etsy, Inc.*	46,343	6,121,447
MercadoLibre, Inc. (Uruguay)*(a)	9,241	8,603,232
Total		22,584,957

Life Sciences Tools & Services 1.68%
Agilent Technologies, Inc.	37,349	5,788,348
Repligen Corp.*	12,479	2,231,744
Total		8,020,092

Machinery 1.40%
Fortive Corp.	60,607	4,094,003
Xylem, Inc.	22,863	2,568,658
Total		6,662,661

Oil, Gas & Consumable Fuels 2.85%
Antero Resources Corp.*	64,418	2,354,478
Cheniere Energy, Inc.	50,415	8,840,774
EQT Corp.	56,624	2,401,424
Total		13,596,676

Pharmaceuticals 1.00%
Intra-Cellular Therapies, Inc.*	87,707	4,755,474

Professional Services 1.72%
Booz Allen Hamilton Holding Corp.	32,114	3,416,930
CoStar Group, Inc.*	59,053	4,785,655
Total		8,202,585
Investments	Shares	Fair Value
Semiconductors & Semiconductor Equipment 12.14%
Enphase Energy, Inc.*	43,924	$14,081,595
First Solar, Inc.*	20,726	3,575,857
GLOBALFOUNDRIES, Inc.*(b)	51,660	3,324,321
KLA Corp.	12,248	4,815,301
Lattice Semiconductor Corp.*	108,089	7,872,122
Monolithic Power Systems, Inc.	17,770	6,787,429
ON Semiconductor Corp.*	80,953	6,087,666
Rambus, Inc.*	136,934	5,255,527
SolarEdge Technologies, Inc. (Israel)*(a)	11,248	3,361,577
Wolfspeed, Inc.*	29,227	2,657,319
Total		57,818,714

Software 13.49%
Aspen Technology, Inc.*	23,713	5,465,846
Bentley Systems, Inc. Class B	88,949	3,523,270
Bill.com Holdings, Inc.*	28,150	3,389,823
Cadence Design Systems, Inc.*	15,341	2,639,266
Clear Secure, Inc. Class A	231,652	7,199,744
Crowdstrike Holdings, Inc. Class A*	40,701	4,788,473
CyberArk Software Ltd. (Israel)*(a)	28,425	4,237,315
Datadog, Inc. Class A*	30,596	2,318,565
DoubleVerify Holdings, Inc.*	149,813	3,925,100
Gitlab, Inc. Class A*	55,447	2,192,929
Palo Alto Networks, Inc.*	15,167	2,576,873
Paycom Software, Inc.*	17,848	6,052,257
Paylocity Holding Corp.*	15,847	3,451,952
Roper Technologies, Inc.	8,925	3,917,093

See Notes to Financial Statements.	29

Schedule of Investments (continued)

GROWTH OPPORTUNITIES FUND November 30, 2022

Investments	Shares	Fair Value
Software (continued)
Synopsys, Inc.*	7,731	$2,624,984
Trade Desk, Inc. (The) Class A*	74,862	3,903,305
Zscaler, Inc.*	15,260	2,036,447
Total		64,243,242

Specialty Retail 3.15%
Dick’s Sporting Goods, Inc.	33,702	4,030,085
Tractor Supply Co.	22,145	5,011,635
Ulta Beauty, Inc.*	12,880	5,987,139
Total		15,028,859

Technology Hardware, Storage & Peripherals 1.32%
Pure Storage, Inc. Class A*	215,776	6,298,501

Textiles, Apparel & Luxury Goods 6.99%
Crocs, Inc.*	112,453	11,357,753
Deckers Outdoor Corp.*	19,832	7,910,588
Lululemon Athletica, Inc. (Canada)*(a)	36,923	14,042,186
Total		33,310,527

Trading Companies & Distributors 0.74%
WW Grainger, Inc.	5,844	3,524,283
Total Common Stocks (cost $392,695,204)		472,007,802

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 1.49%

Repurchase Agreements 0.85%
Repurchase Agreement dated 11/30/2022, 1.75% due 12/1/2022 with Fixed Income Clearing Corp. collateralized by $4,414,700, of U.S. Treasury Note at 0.25% due 6/15/2024; value: $4,129,707; proceeds: $4,048,900 (cost $4,048,703)	$4,048,703	$4,048,703

	Shares
Money Market Funds 0.58%
Fidelity Government Portfolio(c) (cost $2,767,050)	2,767,050	2,767,050

Time Deposits 0.06%
CitiBank N.A.(c) (cost $307,450)	307,450	307,450
Total Short-Term Investments (cost $7,123,203)		7,123,203
Total Investments in Securities 100.57% (cost $399,818,407)		479,131,005
Other Assets and Liabilities – Net (0.57)%		(2,729,998)
Net Assets 100.00%		$476,401,007

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

30	See Notes to Financial Statements.

Schedule of Investments (concluded)

GROWTH OPPORTUNITIES FUND November 30, 2022

The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$472,007,802	$–	$–	$472,007,802
Short-Term Investments
Repurchase Agreements	–	4,048,703	–	4,048,703
Money Market Funds	2,767,050	–	–	2,767,050
Time Deposits	–	307,450	–	307,450
Total	$474,774,852	$4,356,153	$–	$479,131,005

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	31

Schedule of Investments

SMALL CAP VALUE FUND November 30, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.20%

COMMON STOCKS 99.20%

Aerospace & Defense 2.00%
Curtiss-Wright Corp.	46,221	$8,164,940

Auto Components 1.86%
Dorman Products, Inc.*	45,505	4,079,068
Gentherm, Inc.*	49,267	3,527,025
Total		7,606,093

Banks 11.91%
Bancorp, Inc. (The)*	171,667	5,144,860
Eastern Bankshares, Inc.	214,867	4,213,542
First BanCorp	677,245	10,416,012
Heritage Financial Corp.	243,292	8,004,307
Prosperity Bancshares, Inc.	85,184	6,437,355
SouthState Corp.	78,479	6,894,380
Wintrust Financial Corp.	82,700	7,561,261
Total		48,671,717

Building Products 1.67%
Masonite International Corp.*	90,803	6,834,742

Capital Markets 4.07%
Bridge Investment Group Holdings, Inc. Class A	404,071	6,162,083
CI Financial Corp.(a)	459,700	4,863,049
Moelis & Co. Class A	130,106	5,623,181
Total		16,648,313

Chemicals 3.97%
Avient Corp.	138,289	4,786,182
Element Solutions, Inc.	212,497	4,156,442
Valvoline, Inc.	220,452	7,270,507
Total		16,213,131

Commercial Banks 1.36%
WSFS Financial Corp.	114,710	5,564,582
Investments	Shares	Fair Value
Commercial Services & Supplies 1.45%
SP Plus Corp.*	169,675	$5,919,961

Construction & Engineering 2.08%
EMCOR Group, Inc.	54,868	8,499,053

Construction Materials 1.62%
Eagle Materials, Inc.	48,677	6,636,622

Containers & Packaging 0.87%
Pactiv Evergreen, Inc.	305,990	3,561,724

Diversified Financial Services 1.48%
Compass Diversified Holdings	308,987	6,043,786

Electric: Utilities 2.31%
IDACORP, Inc.	47,664	5,268,302
Portland General Electric Co.	85,058	4,187,405
Total		9,455,707

Electronic Equipment, Instruments & Components 3.05%
Belden, Inc.	105,352	8,474,515
Mirion Technologies, Inc.*	624,482	3,984,195
Total		12,458,710

Energy Equipment & Services 2.00%
TechnipFMC PLC (United Kingdom)*(b)	658,320	8,163,168

Equity Real Estate Investment Trusts 4.68%
National Storage Affiliates Trust	129,333	5,148,747
Physicians Realty Trust	231,268	3,452,831
STAG Industrial, Inc.	161,200	5,305,092
Sunstone Hotel Investors, Inc.	474,973	5,219,953
Total		19,126,623

Food Products 1.70%
Vita Coco Co., Inc. (The)*(c)	585,971	6,937,897

32	See Notes to Financial Statements.

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2022

Investments	Shares	Fair Value
Health Care Equipment & Supplies 1.11%
CONMED Corp.	54,688	$4,530,901

Health Care Providers & Services 2.77%
AMN Healthcare Services, Inc.*	47,638	5,892,821
Tenet Healthcare Corp.*	118,100	5,453,858
Total		11,346,679

Hotels, Restaurants & Leisure 3.68%
Dave & Buster’s Entertainment, Inc.*	102,154	4,051,427
Marcus Corp. (The)	402,258	6,532,670
SeaWorld Entertainment, Inc.*	78,129	4,458,041
Total		15,042,138

Household Durables 0.80%
Helen of Troy Ltd.*	33,303	3,281,678

Household Products 2.75%
Reynolds Consumer Products, Inc.	172,775	5,521,889
Spectrum Brands Holdings, Inc.	107,129	5,706,762
Total		11,228,651

Information Technology Services 2.90%
Euronet Worldwide, Inc.*	35,084	3,261,058
International Money Express, Inc.*	396,383	8,609,439
Total		11,870,497

Insurance 5.22%
Kemper Corp.	149,126	8,488,252
RenaissanceRe Holdings Ltd.	26,740	5,051,453
Selective Insurance Group, Inc.	33,192	3,190,415
Stewart Information Services Corp.	104,475	4,624,064
Total		21,354,184
Investments	Shares	Fair Value
Interactive Media & Services 2.27%
Cars.com, Inc.*	627,111	$9,268,701

Machinery 6.83%
Alamo Group, Inc.	47,190	7,102,095
Columbus McKinnon Corp.	220,674	7,112,323
Crane Holdings Co.	78,590	8,325,825
Miller Industries, Inc.	195,584	5,396,162
Total		27,936,405

Media 1.05%
Criteo SA ADR*	158,942	4,300,970

Oil, Gas & Consumable Fuels 4.74%
Chesapeake Energy Corp.	49,346	5,107,311
MEG Energy Corp.*(a)	396,100	5,639,010
Permian Resources Corp.	851,205	8,648,243
Total		19,394,564

Personal Products 1.89%
BellRing Brands, Inc.*	309,505	7,709,769

Pharmaceuticals 1.78%
Organon & Co.	279,322	7,267,958

Professional Services 2.94%
ICF International, Inc.	59,100	6,404,667
TrueBlue, Inc.*	260,293	5,617,123
Total		12,021,790

Real Estate Management & Development 1.20%
Marcus & Millichap, Inc.	131,658	4,902,944

Semiconductors & Semiconductor Equipment 1.29%
FormFactor, Inc.*	228,223	5,265,105

Software 1.81%
CommVault Systems, Inc.*	112,172	7,403,352

See Notes to Financial Statements.	33

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2022

Investments	Shares	Fair Value
Specialty Retail 1.05%
Boot Barn Holdings, Inc.*	64,000	$4,310,400

Textiles, Apparel & Luxury Goods 1.86%
Deckers Outdoor Corp.*	13,112	5,230,114
Kontoor Brands, Inc.	54,295	2,359,118
Total		7,589,232

Trading Companies & Distributors 3.18%
Applied Industrial Technologies, Inc.	47,870	6,342,296
MRC Global, Inc.*	565,618	6,651,668
Total		12,993,964
Total Common Stocks (cost $386,648,387)		405,526,651

	Principal Amount

SHORT-TERM INVESTMENTS 1.11%

Repurchase Agreements 0.82%
Repurchase Agreement dated 11/30/2022, 1.75% due 12/1/2022 with Fixed Income Clearing Corp. collateralized by $3,631,500, of U.S. Treasury Note at 0.25% due 6/15/2024; value: $3,397,067; proceeds: $3,330,535 (cost $3,330,373)	$3,330,373	3,330,373
Investments	Shares	Fair Value
Money Market Funds 0.26%
Fidelity Government Portfolio(d) (cost $1,067,763)	1,067,763	$1,067,763

Time Deposits 0.03%
CitiBank N.A.(d) (cost $118,640)	118,640	118,640
Total Short-Term Investments (cost $4,516,776)		4,516,776
Total Investments in Securities 100.31% (cost $391,165,163)		410,043,427
Other Assets and Liabilities – Net (0.31)%		(1,256,519)
Net Assets 100.00%		$408,786,908

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(d)	Security was purchased with the cash collateral from loaned securities.

34	See Notes to Financial Statements.

Schedule of Investments (concluded)

SMALL CAP VALUE FUND November 30, 2022

The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$405,526,651	$–	$–	$405,526,651
Short-Term Investments
Repurchase Agreements	–	3,330,373	–	3,330,373
Money Market Funds	1,067,763	–	–	1,067,763
Time Deposits	–	118,640	–	118,640
Total	$406,594,414	$3,449,013	$–	$410,043,427

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	35

Statements of Assets and Liabilities

November 30, 2022

	Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
ASSETS:
Investments in securities, at cost	$3,049,893,068	$399,818,407	$391,165,163
Investments in securities, at fair value including $0, $3,043,755 and $1,193,496, respectively, of securities loaned	$3,692,218,384	$479,131,005	$410,043,427
Cash	6	–	–
Deposits with brokers for futures collateral	1,961,000	–	–
Receivables:
Investment securities sold	14,143,626	394,488	–
Interest and dividends	7,656,969	174,406	658,800
Capital shares sold	3,217,643	1,177,026	126,147
Variation margin for futures contracts	1,102,931	–	–
From advisor (See Note 3)	14,597	58,274	–
Securities lending income receivable	–	201	786
Prepaid expenses and other assets	114,667	67,844	66,224
Total assets	3,720,429,823	481,003,244	410,895,384
LIABILITIES:
Payables:
Investment securities purchased	14,390,089	–	–
Capital shares reacquired	3,705,299	786,193	115,615
Management fee	1,520,608	245,067	244,990
12b-1 distribution plan	549,180	93,641	68,511
Directors’ fees	365,086	111,871	252,567
Fund administration	116,080	15,081	13,066
Payable for collateral due to broker for securities lending	–	3,074,500	1,186,403
Foreign currency overdraft (cost $0, $101,856 and $0, respectively)	–	106,372	–
Distributions payable	–	15	–
Accrued expenses	466,072	169,497	227,324
Total liabilities	21,112,414	4,602,237	2,108,476
NET ASSETS	$3,699,317,409	$476,401,007	$408,786,908
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,914,633,361	$468,306,147	$378,319,316
Total distributable earnings (loss)	784,684,048	8,094,860	30,467,592
Net Assets	$3,699,317,409	$476,401,007	$408,786,908

36	See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

November 30, 2022

	Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund

Net assets by class:
Class A Shares	$2,213,259,487	$356,219,171	$191,439,887
Class C Shares	$158,789,480	$15,433,781	$4,973,880
Class F Shares	$184,824,327	$16,775,039	$5,666,869
Class F3 Shares	$295,541,804	$48,091,419	$27,967,475
Class I Shares	$812,893,030	$14,741,937	$157,172,546
Class P Shares	$912,960	$2,643,413	$12,171,490
Class R2 Shares	$1,206,542	$857,735	$520,673
Class R3 Shares	$10,852,408	$10,319,164	$2,662,775
Class R4 Shares	$4,194,434	$2,037,844	$458,187
Class R5 Shares	$291,113	$65,386	$283,432
Class R6 Shares	$16,551,824	$9,216,118	$5,469,694
Outstanding shares by class:
Class A Shares (538.13, 198 and 378 million shares of common stock authorized, $.001 par value)	119,347,771	18,793,449	14,102,669
Class C Shares (40, 40 and 30 million shares of common stock authorized, $.001 par value)	8,708,538	1,415,213	1,509,659
Class F Shares (144.38, 66 and 63 million shares of common stock authorized, $.001 par value)	9,910,386	826,479	411,628
Class F3 Shares (88.13, 66 and 63 million shares of common stock authorized, $.001 par value)	15,632,394	2,044,600	1,538,961
Class I Shares (144.38, 131 and 315 million shares of common stock authorized, $.001 par value)	43,288,220	633,569	8,739,157
Class P Shares (20, 20 and 50 million shares of common stock authorized, $.001 par value)	48,872	146,808	985,447
Class R2 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	64,231	49,940	43,173
Class R3 Shares (30, 43.5 and 82.75 million shares of common stock authorized, $.001 par value)	588,812	578,440	214,348
Class R4 Shares (30, 43.5 and 82.75 million shares of common stock authorized, $.001 par value)	226,414	107,508	33,671
Class R5 Shares (30, 43.5 and 82.75 million shares of common stock authorized, $.001 par value)	15,508	2,807	15,733
Class R6 Shares (30, 43.5 and 82.75 million shares of common stock authorized, $.001 par value)	875,739	391,918	301,096
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$18.54	$18.95	$13.57
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$19.67	$20.11	$14.40
Class C Shares-Net asset value	$18.23	$10.91	$ 3.29
Class F Shares-Net asset value	$18.65	$20.30	$13.77
Class F3 Shares-Net asset value	$18.91	$23.52	$18.17
Class I Shares-Net asset value	$18.78	$23.27	$17.98
Class P Shares-Net asset value	$18.68	$18.01	$12.35
Class R2 Shares-Net asset value	$18.78	$17.18	$12.06
Class R3 Shares-Net asset value	$18.43	$17.84	$12.42
Class R4 Shares-Net asset value	$18.53	$18.96	$13.61
Class R5 Shares-Net asset value*	$18.77	$23.30	$18.01
Class R6 Shares-Net asset value	$18.90	$23.52	$18.17

*	Net asset value may not recalculate due to rounding of fractional shares.

See Notes to Financial Statements.	37

Statements of Operations

For the Year Ended November 30, 2022

	Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Investment income:
Dividends (net of foreign withholding taxes of $333,689, $22,144 and $72,088, respectively)	$60,531,956	$4,332,195	$7,017,042
Securities lending net income	5,500	14,770	81,865
Interest and other	257,186	32,950	14,808
Interest earned from Interfund Lending (See Note 11)	3,245	2,754	–
Total investment income	60,797,887	4,382,669	7,113,715
Expenses:
Management fee	17,103,368	4,869,360	3,647,791
12b-1 distribution plan–Class A	5,502,721	990,387	512,928
12b-1 distribution plan–Class C	1,699,445	178,705	57,192
12b-1 distribution plan–Class F	299,951	28,832	9,696
12b-1 distribution plan–Class P	4,224	12,645	57,763
12b-1 distribution plan–Class R2	7,936	5,640	3,471
12b-1 distribution plan–Class R3	56,783	56,488	18,065
12b-1 distribution plan–Class R4	10,564	5,222	1,602
Shareholder servicing	2,294,929	594,525	482,787
Fund administration	1,298,234	265,029	194,549
Registration	250,561	159,578	150,410
Reports to shareholders	248,792	61,342	43,815
Professional	90,936	62,208	47,333
Directors’ fees	62,052	14,349	10,220
Custody	39,993	18,227	26,801
Other	120,929	103,365	99,289
Gross expenses	29,091,418	7,425,902	5,363,712
Expense reductions (See Note 9)	(27,197)	(4,194)	(2,394)
Fees waived and expenses reimbursed (See Note 3)	(339,943)	(923,988)	(26,801)
Net expenses	28,724,278	6,497,720	5,334,517
Net investment income (loss)	32,073,609	(2,115,051)	1,779,198
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	175,803,502	(66,660,462)	12,609,516
Net realized gain (loss) on futures contracts	(4,498,043)	–	–
Net realized gain (loss) on foreign currency related transactions	57,662	14,150	(16,909)
Net change in unrealized appreciation/depreciation on investments	(356,024,195)	(186,562,839)	(61,677,429)
Net change in unrealized appreciation/depreciation on futures contracts	2,562,889	–	–
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(1,672)	(4,632)	–
Net realized and unrealized gain (loss)	(182,099,857)	(253,213,783)	(49,084,822)
Net Decrease in Net Assets Resulting From Operations	$(150,026,248)	$(255,328,834)	$(47,305,624)

38	See Notes to Financial Statements.

This page is intentionally left blank.

Statements of Changes in Net Assets

	Dividend Growth Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021
Operations:
Net investment income (loss)	$32,073,609	$26,530,101
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	171,363,121	264,222,967
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(353,462,978)	348,692,200
Net increase (decrease) in net assets resulting from operations	(150,026,248)	639,445,268
Distributions to shareholders:
Class A	(187,316,611)	(62,184,970)
Class C	(14,168,143)	(4,393,123)
Class F	(36,016,325)	(11,594,433)
Class F3	(25,251,736)	(8,434,571)
Class I	(7,544,889)	(1,611,206)
Class P	(82,023)	(32,305)
Class R2	(106,750)	(27,292)
Class R3	(1,044,575)	(407,344)
Class R4	(354,030)	(133,545)
Class R5	(48,541)	(13,459)
Class R6	(1,526,187)	(589,053)
Total distributions to shareholders	(273,459,810)	(89,421,301)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	1,264,274,921	534,740,311
Reinvestment of distributions	258,637,094	84,578,057
Cost of shares reacquired	(855,467,499)	(469,209,381)
Net increase (decrease) in net assets resulting from capital share transactions	667,444,516	150,108,987
Net increase (decrease) in net assets	243,958,458	700,132,954
NET ASSETS:
Beginning of year	$3,455,358,951	$2,755,225,997
End of year	$3,699,317,409	$3,455,358,951

40	See Notes to Financial Statements.

Growth Opportunities Fund		Small Cap Value Fund
For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021

$(2,115,051)	$(5,758,308)	$1,779,198	$2,945,791

(66,646,312)	158,735,768	12,592,607	135,342,990

(186,567,471)	(59,478,291)	(61,677,429)	24,002,366

(255,328,834)	93,499,169	(47,305,624)	162,291,147

(83,797,875)	(69,456,146)	(35,765,288)	(2,209,466)
(6,139,071)	(5,338,174)	(3,064,012)	(138,140)
(7,283,725)	(5,797,936)	(2,266,439)	(116,358)
(7,914,378)	(3,409,214)	(3,663,260)	(273,146)
(28,674,260)	(23,573,196)	(45,096,355)	(3,521,033)
(605,809)	(513,944)	(2,352,057)	(145,738)
(217,049)	(163,328)	(101,786)	(3,908)
(2,462,358)	(2,478,074)	(783,204)	(40,717)
(414,079)	(278,864)	(239,313)	(13,387)
(25,821)	(11,783)	(39,639)	(275)
(1,672,402)	(1,374,852)	(969,024)	(83,256)
(139,206,827)	(112,395,511)	(94,340,377)	(6,545,424)

165,563,531	194,671,173	40,339,547	97,448,899
134,800,683	108,512,857	91,210,871	6,312,296
(348,001,750)	(183,210,072)	(273,202,509)	(169,372,531)

(47,637,536)	119,973,958	(141,652,091)	(65,611,336)
(442,173,197)	101,077,616	(283,298,092)	90,134,387

$918,574,204	$817,496,588	$692,085,000	$601,950,613
$476,401,007	$918,574,204	$408,786,908	$692,085,000

See Notes to Financial Statements.	41

Financial Highlights

DIVIDEND GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2022	$21.23	$0.17	$(1.20)	$(1.03)	$(0.18)	$(1.48)	$(1.66)
11/30/2021	17.82	0.16	3.83	3.99	(0.15)	(0.43)	(0.58)
11/30/2020	16.38	0.17	2.17	2.34	(0.20)	(0.70)	(0.90)
11/30/2019	15.75	0.25	1.64	1.89	(0.23)	(1.03)	(1.26)
11/30/2018	16.26	0.24	0.48	0.72	(0.24)	(0.99)	(1.23)
Class C
11/30/2022	20.90	0.03	(1.17)	(1.14)	(0.05)	(1.48)	(1.53)
11/30/2021	17.55	0.01	3.78	3.79	(0.01)	(0.43)	(0.44)
11/30/2020	16.14	0.06	2.13	2.19	(0.08)	(0.70)	(0.78)
11/30/2019	15.54	0.13	1.62	1.75	(0.12)	(1.03)	(1.15)
11/30/2018	16.06	0.12	0.47	0.59	(0.12)	(0.99)	(1.11)
Class F
11/30/2022	21.32	0.22	(1.20)	(0.98)	(0.21)	(1.48)	(1.69)
11/30/2021	17.87	0.21	3.84	4.05	(0.17)	(0.43)	(0.60)
11/30/2020	16.41	0.21	2.18	2.39	(0.23)	(0.70)	(0.93)
11/30/2019	15.77	0.29	1.63	1.92	(0.25)	(1.03)	(1.28)
11/30/2018	16.26	0.28	0.49	0.77	(0.27)	(0.99)	(1.26)
Class F3
11/30/2022	21.60	0.24	(1.22)	(0.98)	(0.23)	(1.48)	(1.71)
11/30/2021	18.11	0.23	3.89	4.12	(0.20)	(0.43)	(0.63)
11/30/2020	16.62	0.23	2.20	2.43	(0.24)	(0.70)	(0.94)
11/30/2019	15.96	0.30	1.66	1.96	(0.27)	(1.03)	(1.30)
11/30/2018	16.45	0.30	0.48	0.78	(0.28)	(0.99)	(1.27)
Class I
11/30/2022	21.48	0.25	(1.24)	(0.99)	(0.23)	(1.48)	(1.71)
11/30/2021	18.02	0.22	3.86	4.08	(0.19)	(0.43)	(0.62)
11/30/2020	16.55	0.21	2.20	2.41	(0.24)	(0.70)	(0.94)
11/30/2019	15.91	0.29	1.65	1.94	(0.27)	(1.03)	(1.30)
11/30/2018	16.41	0.29	0.48	0.77	(0.28)	(0.99)	(1.27)
Class P
11/30/2022	21.37	0.14	(1.20)	(1.06)	(0.15)	(1.48)	(1.63)
11/30/2021	17.93	0.12	3.86	3.98	(0.11)	(0.43)	(0.54)
11/30/2020	16.48	0.14	2.18	2.32	(0.17)	(0.70)	(0.87)
11/30/2019	15.83	0.22	1.65	1.87	(0.19)	(1.03)	(1.22)
11/30/2018	16.34	0.21	0.48	0.69	(0.21)	(0.99)	(1.20)

42	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$18.54	(5.30)	0.92	0.92	0.95	$2,213,259	47
21.23	22.95	0.91	0.91	0.82	2,368,031	39
17.82	15.10	0.95	0.95	1.10	1,925,498	59
16.38	13.59	0.95	0.95	1.62	1,731,882	51
15.75	4.72	0.94	0.97	1.57	1,627,633	51

18.23	(6.00)	1.67	1.67	0.19	158,789	47
20.90	22.07	1.66	1.66	0.07	193,493	39
17.55	14.21	1.70	1.70	0.37	176,775	59
16.14	12.72	1.70	1.70	0.87	216,647	51
15.54	3.90	1.70	1.73	0.81	230,385	51

18.65	(5.05)	0.67	0.77	1.16	184,824	47
21.32	23.29	0.66	0.76	1.07	467,768	39
17.87	15.38	0.70	0.80	1.35	330,470	59
16.41	13.81	0.70	0.80	1.87	296,993	51
15.77	5.00	0.70	0.82	1.82	241,282	51

18.91	(4.95)	0.60	0.60	1.26	295,542	47
21.60	23.34	0.60	0.60	1.14	314,607	39
18.11	15.50	0.62	0.62	1.43	240,767	59
16.62	13.90	0.63	0.63	1.95	205,183	51
15.96	5.07	0.62	0.65	1.91	188,484	51

18.78	(5.04)	0.67	0.67	1.39	812,893	47
21.48	23.27	0.66	0.66	1.08	70,953	39
18.02	15.42	0.70	0.70	1.35	44,354	59
16.55	13.87	0.70	0.70	1.87	42,809	51
15.91	4.93	0.69	0.72	1.82	42,698	51

18.68	(5.46)	1.12	1.12	0.74	913	47
21.37	22.72	1.12	1.12	0.61	1,074	39
17.93	14.83	1.15	1.15	0.90	1,092	59
16.48	13.36	1.15	1.15	1.42	1,137	51
15.83	4.48	1.15	1.17	1.36	1,663	51

See Notes to Financial Statements.	43

Financial Highlights (concluded)

DIVIDEND GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2022	$21.48	$0.11	$(1.22)	$(1.11)	$(0.11)	$(1.48)	$(1.59)
11/30/2021	18.02	0.10	3.87	3.97	(0.08)	(0.43)	(0.51)
11/30/2020	16.55	0.12	2.19	2.31	(0.14)	(0.70)	(0.84)
11/30/2019	15.90	0.19	1.67	1.86	(0.18)	(1.03)	(1.21)
11/30/2018	16.40	0.19	0.49	0.68	(0.19)	(0.99)	(1.18)
Class R3
11/30/2022	21.11	0.13	(1.19)	(1.06)	(0.14)	(1.48)	(1.62)
11/30/2021	17.72	0.11	3.81	3.92	(0.10)	(0.43)	(0.53)
11/30/2020	16.29	0.13	2.16	2.29	(0.16)	(0.70)	(0.86)
11/30/2019	15.67	0.21	1.63	1.84	(0.19)	(1.03)	(1.22)
11/30/2018	16.19	0.20	0.47	0.67	(0.20)	(0.99)	(1.19)
Class R4
11/30/2022	21.21	0.17	(1.18)	(1.01)	(0.19)	(1.48)	(1.67)
11/30/2021	17.80	0.16	3.82	3.98	(0.14)	(0.43)	(0.57)
11/30/2020	16.36	0.18	2.16	2.34	(0.20)	(0.70)	(0.90)
11/30/2019	15.74	0.25	1.63	1.88	(0.23)	(1.03)	(1.26)
11/30/2018	16.25	0.25	0.48	0.73	(0.25)	(0.99)	(1.24)
Class R5
11/30/2022	21.47	0.21	(1.20)	(0.99)	(0.23)	(1.48)	(1.71)
11/30/2021	18.01	0.22	3.86	4.08	(0.19)	(0.43)	(0.62)
11/30/2020	16.55	0.21	2.19	2.40	(0.24)	(0.70)	(0.94)
11/30/2019	15.90	0.29	1.66	1.95	(0.27)	(1.03)	(1.30)
11/30/2018	16.40	0.29	0.48	0.77	(0.28)	(0.99)	(1.27)
Class R6
11/30/2022	21.59	0.23	(1.21)	(0.98)	(0.23)	(1.48)	(1.71)
11/30/2021	18.11	0.22	3.89	4.11	(0.20)	(0.43)	(0.63)
11/30/2020	16.62	0.23	2.20	2.43	(0.24)	(0.70)	(0.94)
11/30/2019	15.96	0.30	1.66	1.96	(0.27)	(1.03)	(1.30)
11/30/2018	16.44	0.30	0.49	0.79	(0.28)	(0.99)	(1.27)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

44	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$18.78	(5.64)	1.27	1.27	0.60	$1,207	47
21.48	22.56	1.26	1.26	0.49	1,427	39
18.02	14.67	1.30	1.30	0.76	951	59
16.55	13.16	1.30	1.30	1.26	1,045	51
15.90	4.38	1.30	1.32	1.22	1,267	51

18.43	(5.53)	1.17	1.17	0.69	10,852	47
21.11	22.66	1.16	1.16	0.56	13,953	39
17.72	14.81	1.20	1.20	0.86	13,802	59
16.29	13.31	1.20	1.20	1.37	16,221	51
15.67	4.48	1.19	1.22	1.31	17,079	51

18.53	(5.30)	0.92	0.92	0.94	4,194	47
21.21	22.96	0.91	0.91	0.80	4,441	39
17.80	15.10	0.95	0.95	1.12	4,144	59
16.36	13.54	0.95	0.95	1.62	5,504	51
15.74	4.75	0.94	0.97	1.61	4,331	51

18.77	(5.09)	0.67	0.67	1.14	291	47
21.47	23.28	0.66	0.66	1.09	620	39
18.01	15.36	0.70	0.70	1.34	395	59
16.55	13.87	0.70	0.70	1.89	272	51
15.90	5.00	0.69	0.72	1.84	248	51

18.90	(5.00)	0.60	0.60	1.26	16,552	47
21.59	23.34	0.60	0.60	1.13	18,992	39
18.11	15.50	0.62	0.62	1.43	16,977	59
16.62	13.97	0.63	0.63	1.95	13,012	51
15.96	5.06	0.62	0.65	1.89	11,344	51

See Notes to Financial Statements.	45

Financial Highlights

GROWTH OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class A
11/30/2022	$31.15	$(0.08)	$(7.20)	$(7.28)	$(4.92)	$18.95
11/30/2021	32.07	(0.22)	3.82	3.60	(4.52)	31.15
11/30/2020	24.97	(0.11)	8.56	8.45	(1.35)	32.07
11/30/2019	21.46	(0.09)	4.74	4.65	(1.14)	24.97
11/30/2018	22.21	(0.11)	1.20	1.09	(1.84)	21.46
Class C
11/30/2022	20.21	(0.14)	(4.24)	(4.38)	(4.92)	10.91
11/30/2021	22.45	(0.30)	2.58	2.28	(4.52)	20.21
11/30/2020	18.01	(0.20)	5.99	5.79	(1.35)	22.45
11/30/2019	15.93	(0.19)	3.41	3.22	(1.14)	18.01
11/30/2018	17.08	(0.20)	0.89	0.69	(1.84)	15.93
Class F
11/30/2022	32.95	(0.06)	(7.67)	(7.73)	(4.92)	20.30
11/30/2021	33.64	(0.18)	4.01	3.83	(4.52)	32.95
11/30/2020	26.09	(0.08)	8.98	8.90	(1.35)	33.64
11/30/2019	22.33	(0.06)	4.96	4.90	(1.14)	26.09
11/30/2018	23.00	(0.08)	1.25	1.17	(1.84)	22.33
Class F3
11/30/2022	37.32	(0.02)	(8.86)	(8.88)	(4.92)	23.52
11/30/2021	37.47	(0.14)	4.51	4.37	(4.52)	37.32
11/30/2020	28.86	(0.05)	10.01	9.96	(1.35)	37.47
11/30/2019	24.53	(0.02)	5.49	5.47	(1.14)	28.86
11/30/2018	25.05	(0.04)	1.36	1.32	(1.84)	24.53
Class I
11/30/2022	37.00	(0.02)	(8.79)	(8.81)	(4.92)	23.27
11/30/2021	37.21	(0.17)	4.48	4.31	(4.52)	37.00
11/30/2020	28.69	(0.02)	9.89	9.87	(1.35)	37.21
11/30/2019	24.41	(0.04)	5.46	5.42	(1.14)	28.69
11/30/2018	24.95	(0.05)	1.35	1.30	(1.84)	24.41
Class P
11/30/2022	29.90	(0.12)	(6.85)	(6.97)	(4.92)	18.01
11/30/2021	31.01	(0.27)	3.68	3.41	(4.52)	29.90
11/30/2020	24.24	(0.15)	8.27	8.12	(1.35)	31.01
11/30/2019	20.90	(0.13)	4.61	4.48	(1.14)	24.24
11/30/2018	21.72	(0.15)	1.17	1.02	(1.84)	20.90

46	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(27.23)	1.05	1.19	(0.40)	$356,219	118
12.09	1.06	1.17	(0.71)	531,845	68
35.75	1.10	1.19	(0.42)	492,772	50
23.48	1.16	1.16	(0.39)	385,588	27
5.41	1.18	1.18	(0.51)	333,638	55

(27.73)	1.80	1.94	(1.16)	15,434	118
11.24	1.81	1.92	(1.47)	25,235	68
34.73	1.85	1.94	(1.15)	26,782	50
22.58	1.91	1.91	(1.14)	26,860	27
4.61	1.93	1.93	(1.27)	26,130	55

(27.09)	0.90	1.04	(0.29)	16,775	118
12.22	0.91	1.02	(0.57)	48,943	68
35.95	0.94	1.04	(0.28)	42,530	50
23.69	1.01	1.01	(0.24)	23,271	27
5.53	1.03	1.03	(0.36)	20,840	55

(26.98)	0.71	0.85	(0.06)	48,091	118
12.44	0.73	0.84	(0.39)	59,660	68
36.18	0.77	0.86	(0.15)	26,711	50
23.90	0.86	0.86	(0.08)	7,986	27
5.73	0.85	0.85	(0.18)	6,804	55

(27.03)	0.81	0.94	(0.06)	14,742	118
12.35	0.81	0.92	(0.48)	217,472	68
36.08	0.86	0.94	(0.05)	193,878	50
23.81	0.91	0.91	(0.15)	374,814	27
5.67	0.91	0.91	(0.20)	373,708	55

(27.35)	1.25	1.39	(0.60)	2,643	118
11.86	1.26	1.37	(0.92)	3,657	68
35.51	1.30	1.39	(0.60)	3,432	50
23.23	1.36	1.36	(0.58)	3,286	27
5.19	1.38	1.38	(0.71)	2,789	55

See Notes to Financial Statements.	47

Financial Highlights (concluded)

GROWTH OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class R2
11/30/2022	$28.79	$(0.14)	$(6.55)	$(6.69)	$(4.92)	$17.18
11/30/2021	30.06	(0.31)	3.56	3.25	(4.52)	28.79
11/30/2020	23.57	(0.18)	8.02	7.84	(1.35)	30.06
11/30/2019	20.39	(0.16)	4.48	4.32	(1.14)	23.57
11/30/2018	21.26	(0.18)	1.15	0.97	(1.84)	20.39
Class R3
11/30/2022	29.68	(0.13)	(6.79)	(6.92)	(4.92)	17.84
11/30/2021	30.83	(0.28)	3.65	3.37	(4.52)	29.68
11/30/2020	24.11	(0.16)	8.23	8.07	(1.35)	30.83
11/30/2019	20.81	(0.14)	4.58	4.44	(1.14)	24.11
11/30/2018	21.64	(0.16)	1.17	1.01	(1.84)	20.81
Class R4
11/30/2022	31.15	(0.08)	(7.19)	(7.27)	(4.92)	18.96
11/30/2021	32.07	(0.22)	3.82	3.60	(4.52)	31.15
11/30/2020	24.97	(0.11)	8.56	8.45	(1.35)	32.07
11/30/2019	21.46	(0.09)	4.74	4.65	(1.14)	24.97
11/30/2018	22.21	(0.11)	1.20	1.09	(1.84)	21.46
Class R5
11/30/2022	37.03	(0.06)	(8.75)	(8.81)	(4.92)	23.30
11/30/2021	37.24	(0.17)	4.48	4.31	(4.52)	37.03
11/30/2020	28.71	(0.05)	9.93	9.88	(1.35)	37.24
11/30/2019	24.43	(0.04)	5.46	5.42	(1.14)	28.71
11/30/2018	24.97	(0.06)	1.36	1.30	(1.84)	24.43
Class R6
11/30/2022	37.31	(0.02)	(8.85)	(8.87)	(4.92)	23.52
11/30/2021	37.46	(0.15)	4.52	4.37	(4.52)	37.31
11/30/2020	28.86	(0.03)	9.98	9.95	(1.35)	37.46
11/30/2019	24.53	(0.03)	5.50	5.47	(1.14)	28.86
11/30/2018	25.05	(0.07)	1.39	1.32	(1.84)	24.53

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

48	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(27.44)	1.40	1.54	(0.77)	$ 858	118
11.68	1.41	1.52	(1.07)	1,257	68
35.26	1.45	1.54	(0.76)	987	50
23.13	1.51	1.51	(0.75)	748	27
5.00	1.53	1.53	(0.87)	865	55

(27.39)	1.30	1.44	(0.65)	10,319	118
11.79	1.31	1.42	(0.97)	15,075	68
35.43	1.35	1.44	(0.65)	16,868	50
23.18	1.41	1.41	(0.64)	15,908	27
5.15	1.43	1.43	(0.76)	17,397	55

(27.19)	1.04	1.19	(0.40)	2,038	118
12.08	1.06	1.17	(0.72)	2,643	68
35.75	1.09	1.19	(0.45)	1,948	50
23.48	1.16	1.16	(0.40)	1,022	27
5.41	1.18	1.18	(0.51)	896	55

(27.01)	0.80	0.94	(0.23)	65	118
12.34	0.81	0.92	(0.46)	194	68
36.09	0.85	0.94	(0.16)	100	50
23.79	0.91	0.91	(0.14)	89	27
5.67	0.93	0.93	(0.26)	71	55

(26.96)	0.71	0.85	(0.07)	9,216	118
12.44	0.74	0.84	(0.40)	12,593	68
36.20	0.78	0.86	(0.11)	11,488	50
23.86	0.86	0.86	(0.11)	7,181	27
5.73	0.86	0.86	(0.30)	9,218	55

See Notes to Financial Statements.	49

Financial Highlights

SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2022	$17.62	$0.04	$(1.40)	$(1.36)	$(0.02)	$(2.67)	$(2.69)
11/30/2021	13.97	0.05	3.76	3.81	(0.16)	–	(0.16)
11/30/2020	17.48	0.11	(0.68)	(0.57)	(0.05)	(2.89)	(2.94)
11/30/2019	20.46	0.04	0.04	0.08	–	(3.06)	(3.06)
11/30/2018	23.63	(0.07)	(0.17)	(0.24)	–	(2.93)	(2.93)
Class C
11/30/2022	6.32	(0.02)	(0.34)	(0.36)	– (c)	(2.67)	(2.67)
11/30/2021	5.12	(0.03)	1.37	1.34	(0.14)	–	(0.14)
11/30/2020	8.23	0.01	(0.22)	(0.21)	(0.01)	(2.89)	(2.90)
11/30/2019	11.50	(0.04)	(0.17)	(0.21)	–	(3.06)	(3.06)
11/30/2018	14.67	(0.13)	(0.11)	(0.24)	–	(2.93)	(2.93)
Class F
11/30/2022	17.83	0.06	(1.41)	(1.35)	(0.04)	(2.67)	(2.71)
11/30/2021	14.14	0.05	3.82	3.87	(0.18)	–	(0.18)
11/30/2020	17.66	0.13	(0.68)	(0.55)	(0.08)	(2.89)	(2.97)
11/30/2019	20.61	0.06	0.05	0.11	–	(3.06)	(3.06)
11/30/2018	23.75	(0.04)	(0.17)	(0.21)	–	(2.93)	(2.93)
Class F3
11/30/2022	22.66	0.12	(1.87)	(1.75)	(0.07)	(2.67)	(2.74)
11/30/2021	17.90	0.13	4.82	4.95	(0.19)	–	(0.19)
11/30/2020	21.58	0.19	(0.88)	(0.69)	(0.10)	(2.89)	(2.99)
11/30/2019	24.39	0.12	0.13	0.25	–	(3.06)	(3.06)
11/30/2018	27.54	– (c)	(0.19)	(0.19)	(0.03)	(2.93)	(2.96)
Class I
11/30/2022	22.47	0.08	(1.84)	(1.76)	(0.06)	(2.67)	(2.73)
11/30/2021	17.76	0.12	4.78	4.90	(0.19)	–	(0.19)
11/30/2020	21.45	0.18	(0.88)	(0.70)	(0.10)	(2.89)	(2.99)
11/30/2019	24.28	0.10	0.13	0.23	–	(3.06)	(3.06)
11/30/2018	27.44	(0.02)	(0.19)	(0.21)	(0.02)	(2.93)	(2.95)
Class P
11/30/2022	16.28	0.01	(1.27)	(1.26)	– (c)	(2.67)	(2.67)
11/30/2021	12.92	0.01	3.48	3.49	(0.13)	–	(0.13)
11/30/2020	16.38	0.08	(0.63)	(0.55)	(0.02)	(2.89)	(2.91)
11/30/2019	19.42	0.01	0.01	0.02	–	(3.06)	(3.06)
11/30/2018	22.61	(0.11)	(0.15)	(0.26)	–	(2.93)	(2.93)

50	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$13.57	(9.18)	1.22	1.23	0.31	$191,440	54
17.62	27.48	1.17	1.17	0.27	235,845	78
13.97	(4.40)	1.19	1.19	0.87	200,419	72
17.48	2.56	1.20	1.20	0.25	267,864	95
20.46	(0.97)	1.18	1.18	(0.33)	327,333	42

3.29	(10.03)	1.98	1.99	(0.45)	4,974	54
6.32	26.62	1.92	1.92	(0.54)	7,246	78
5.12	(5.22)	1.94	1.94	0.13	5,484	72
8.23	1.81	1.95	1.95	(0.50)	9,231	95
11.50	(1.70)	1.93	1.93	(1.08)	11,331	42

13.77	(8.99)	1.08	1.08	0.39	5,667	54
17.83	27.63	1.02	1.02	0.31	15,604	78
14.14	(4.24)	1.04	1.04	1.03	9,219	72
17.66	2.70	1.05	1.05	0.35	10,522	95
20.61	(0.81)	1.03	1.03	(0.18)	21,981	42

18.17	(8.85)	0.88	0.88	0.67	27,967	54
22.66	27.89	0.84	0.84	0.60	30,482	78
17.90	(4.09)	0.86	0.86	1.18	25,733	72
21.58	2.88	0.86	0.86	0.59	29,679	95
24.39	(0.62)	0.84	0.84	– (d)	33,319	42

17.98	(8.95)	0.97	0.97	0.42	157,173	54
22.47	27.81	0.92	0.92	0.53	372,878	78
17.76	(4.18)	0.94	0.94	1.12	332,301	72
21.45	2.85	0.95	0.95	0.50	411,532	95
24.28	(0.72)	0.92	0.92	(0.08)	466,928	42

12.35	(9.33)	1.42	1.43	0.11	12,171	54
16.28	27.22	1.37	1.37	0.09	14,393	78
12.92	(4.63)	1.39	1.39	0.67	14,958	72
16.38	2.41	1.40	1.40	0.05	20,819	95
19.42	(1.17)	1.38	1.38	(0.54)	25,895	42

See Notes to Financial Statements.	51

Financial Highlights (concluded)

SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2022	$15.98	$– (c)	$(1.25)	$(1.25)	$– (c)	$(2.67)	$(2.67)
11/30/2021	12.69	(0.01)	3.41	3.40	(0.11)	–	(0.11)
11/30/2020	16.14	0.06	(0.62)	(0.56)	–	(2.89)	(2.89)
11/30/2019	19.21	(0.01)	– (c)	(0.01)	–	(3.06)	(3.06)
11/30/2018	22.43	(0.14)	(0.15)	(0.29)	–	(2.93)	(2.93)
Class R3
11/30/2022	16.37	– (c)	(1.28)	(1.28)	– (c)	(2.67)	(2.67)
11/30/2021	12.99	– (c)	3.50	3.50	(0.12)	–	(0.12)
11/30/2020	16.46	0.07	(0.63)	(0.56)	(0.02)	(2.89)	(2.91)
11/30/2019	19.50	– (c)	0.02	0.02	–	(3.06)	(3.06)
11/30/2018	22.70	(0.11)	(0.16)	(0.27)	–	(2.93)	(2.93)
Class R4
11/30/2022	17.66	0.01	(1.37)	(1.36)	(0.02)	(2.67)	(2.69)
11/30/2021	14.00	0.05	3.77	3.82	(0.16)	–	(0.16)
11/30/2020	17.49	0.11	(0.69)	(0.58)	(0.02)	(2.89)	(2.91)
11/30/2019	20.47	0.05	0.03	0.08	–	(3.06)	(3.06)
11/30/2018	23.64	(0.07)	(0.17)	(0.24)	–	(2.93)	(2.93)
Class R5
11/30/2022	22.50	0.10	(1.86)	(1.76)	(0.06)	(2.67)	(2.73)
11/30/2021	17.78	0.07	4.84	4.91	(0.19)	–	(0.19)
11/30/2020	21.47	0.18	(0.88)	(0.70)	(0.10)	(2.89)	(2.99)
11/30/2019	24.31	0.13	0.09	0.22	–	(3.06)	(3.06)
11/30/2018	27.47	(0.03)	(0.17)	(0.20)	(0.03)	(2.93)	(2.96)
Class R6
11/30/2022	22.65	0.12	(1.86)	(1.74)	(0.07)	(2.67)	(2.74)
11/30/2021	17.89	0.13	4.82	4.95	(0.19)	–	(0.19)
11/30/2020	21.57	0.18	(0.87)	(0.69)	(0.10)	(2.89)	(2.99)
11/30/2019	24.38	0.11	0.14	0.25	–	(3.06)	(3.06)
11/30/2018	27.53	– (c)	(0.19)	(0.19)	(0.03)	(2.93)	(2.96)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Amount is less than 0.01%.

52	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$12.06	(9.46)	1.58	1.58	(0.02)	$521	54
15.98	27.00	1.52	1.52	(0.08)	607	78
12.69	(4.74)	1.54	1.54	0.52	441	72
16.14	2.25	1.55	1.55	(0.09)	603	95
19.21	(1.33)	1.53	1.53	(0.68)	656	42

12.42	(9.41)	1.48	1.48	0.03	2,663	54
16.37	27.18	1.42	1.42	0.02	4,829	78
12.99	(4.67)	1.44	1.44	0.62	4,354	72
16.46	2.33	1.45	1.45	0.01	5,713	95
19.50	(1.16)	1.43	1.43	(0.54)	6,080	42

13.61	(9.14)	1.21	1.22	0.07	458	54
17.66	27.51	1.17	1.17	0.27	1,564	78
14.00	(4.43)	1.19	1.19	0.84	1,218	72
17.49	2.55	1.20	1.20	0.28	2,750	95
20.47	(0.96)	1.18	1.18	(0.33)	1,851	42

18.01	(8.93)	0.97	0.98	0.56	283	54
22.50	27.83	0.92	0.92	0.33	326	78
17.78	(4.17)	0.94	0.94	1.15	26	72
21.47	2.85	0.93	0.93	0.64	55	95
24.31	(0.74)	0.92	0.92	(0.10)	13	42

18.17	(8.81)	0.88	0.88	0.64	5,470	54
22.65	27.91	0.84	0.84	0.60	8,311	78
17.89	(4.10)	0.86	0.86	1.18	7,798	72
21.57	2.89	0.86	0.86	0.54	8,129	95
24.38	(0.62)	0.84	0.84	– (d)	20,220	42

See Notes to Financial Statements.	53

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Research Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on April 6, 1992. The Company consists of the following three funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Dividend Growth Fund (“Dividend Growth Fund”), Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”) and Lord Abbett Small-Cap Value Series (“Small Cap Value Fund”).

Dividend Growth Fund’s investment objective is to seek current income and capital appreciation. Growth Opportunities Fund’s investment objective is capital appreciation. Small Cap Value Fund’s investment objective is long-term capital appreciation. Each Fund has eleven active share classes at November 30, 2022: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Funds or financial intermediary through which a shareholder purchased Class C shares have records verifying that the C shares have been held at least eight years. The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Directors (the “Board”), the Board has designated the determination of fair value of the Funds’ portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on

Notes to Financial Statements (continued)

non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2019 through November 30, 2022. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon each Fund’s jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition,

Notes to Financial Statements (continued)

Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Each Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Futures Contracts–Each Fund may purchase and sell index futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Notes to Financial Statements (continued)

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 -	unadjusted quoted prices in active markets for identical investments;
●	Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Dividend Growth Fund

First $2 billion	.55%
Over $2 billion	.49%

Growth Opportunities Fund(1)

First $1 billion	.65%
Next $3 billion	.63%
Next $1 billion	.60%
Over $5 billion	.58%

Small Cap Value Fund

First $2 billion	.75%
Over $2 billion	.70%

(1)	Prior to September 16, 2022, the management fee was based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.65%
Next $1 billion	.60%
Over $3 billion	.58%

Notes to Financial Statements (continued)

For the fiscal year ended November 30, 2022, the effective management fee, net of any applicable waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Dividend Growth Fund	.53%
Growth Opportunities Fund	.60%
Small Cap Value Fund	.75%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived the following fund administration fees for the fiscal year ended November 30, 2022:

Fund	Fund Administration Fee
Dividend Growth Fund	$39,993
Growth Opportunities Fund	18,227
Small Cap Value Fund	26,801

For the fiscal year ended November 30, 2022 and continuing through March 31, 2024 Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees to the following annual rates:

	Effective September 16, 2022 Classes		Prior to September 16, 2022 Classes
Fund	A, C, F, I, P, R2, R3, R4 and R5	F3 and R6	A, C, F, I, P, R2, R3, R4 and R5	F3 and R6
Growth Opportunities Fund	.71%	.63%	.81%	.73%

All contractual fee waivers and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

12b–1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (“the Distributor”) an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F(1)(2)	Class P	Class R2	Class R3	Class R4
Service	0.25%	0.25%	–	0.25%	0.25%	0.25%	0.25%
Distribution	–	0.75%	0.10%	0.20%	0.35%	0.25%	–

*	The Funds may designate a portion of the aggregate fees attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(1)	The Class F share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(2)	For the fiscal year ended November 30, 2022 and continuing through March 31, 2023 the Distributor has contractually agreed to waive Dividend Growth Fund’s 0.10% Rule 12b-1 fee for Class F shares. This agreement may be terminated only by the Board.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2022:

	Distributor Commissions	Dealers’ Concessions
Dividend Growth Fund	$311,738	$1,595,276
Growth Opportunities Fund	49,652	250,841
Small Cap Value Fund	18,406	94,049

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2022:

	Class A	Class C
Dividend Growth Fund	$33,779	$17,583
Growth Opportunities Fund	5,679	734
Small Cap Value Fund	278	1,281

Other Related Parties

As of November 30, 2022, the percentages of Dividend Growth Fund’s and Small Cap Value Fund’s outstanding shares owned by each Fund that invests principally in affiliated mutual funds managed by Lord Abbett (“Fund of Funds”) were as follows:

Fund of Funds	Dividend Growth Fund	Small Cap Value Fund
Alpha Strategy Fund	–	27.22%
Multi-Asset Balanced Opportunity Fund	10.47%	–
Multi-Asset Income Fund	2.86%	–

One Director and certain of the Funds’ officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly for Dividend Growth Fund and annually for Growth Opportunities Fund and Small Cap Value Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended November 30, 2022 and fiscal year ended November 30, 2021 was as follows:

	Dividend Growth Fund		Growth Opportunities Fund		Small Cap Value Fund
	Year Ended 11/30/2022	Year Ended 11/30/2021	Year Ended 11/30/2022	Year Ended 11/30/2021	Year Ended 11/30/2022	Year Ended 11/30/2021
Distributions paid from:
Ordinary income	$46,384,703	$23,478,258	$12,932,550	$19,403,219	$14,533,566	$6,545,424
Net long-term capital gains	227,075,107	65,943,043	126,274,277	92,992,292	79,806,811	–
Total distributions paid	$273,459,810	$89,421,301	$139,206,827	$112,395,511	$94,340,377	$6,545,424

As of November 30, 2022, the components of accumulated gains (losses) on a tax-basis were as follows:

	Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Undistributed ordinary income - net	$7,152,665	$–	$936,428
Undistributed long-term capital gains	163,532,113	–	12,431,524
Total undistributed earnings	170,684,778	–	13,367,952
Capital loss carryforwards*	–	(59,271,929)	–
Temporary differences	(7,717,947)	(1,905,095)	(252,567)
Unrealized gains (losses) - net	621,717,217	69,271,884	17,352,207
Total accumulated gains (losses) - net	$784,684,048	$8,094,860	$30,467,592

*  The capital losses will carry forward indefinitely.

At the Funds’ election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Funds’ next taxable year. The following Funds incurred and will elect to defer late-year ordinary losses or post-October capital losses during the fiscal year ended November 30, 2022:

	Late-year Ordinary Losses	Post-October Capital Losses
Dividend Growth Fund	$–	$7,352,861
Growth Opportunities Fund	1,793,224	–

As of November 30, 2022, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Tax cost	$3,072,237,671	$409,854,456	$392,691,220
Gross unrealized gain	676,211,923	88,344,009	55,372,333
Gross unrealized loss	(54,493,034)	(19,067,460)	(38,020,126)
Net unrealized security gain(loss)	$621,718,889	$69,276,549	$17,352,207

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the tax treatment of other financial instruments and wash sales.

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended November 30, 2022 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Paid-in capital	Total Distributable Earnings (Loss)
Dividend Growth Fund	$35,229,258	$(35,229,258)
Growth Opportunities Fund	(317,030)	317,030

The permanent differences are attributable to the tax treatment of certain distributions and net operating losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2022 were as follows:

	Purchases	Sales
Dividend Growth Fund	$1,916,464,937	$1,500,874,254
Growth Opportunities Fund	775,159,592	951,103,875
Small Cap Value Fund	259,290,437	484,048,814

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2022.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended November 30, 2022, the following Funds engaged in cross trades:

Fund	Purchases	Sales	Gain (Loss)
Dividend Growth Fund	$12,776,563	$–	$–
Growth Opportunities Fund	10,039,382	357,760	(9,694)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Dividend Growth Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended November 30, 2022 (as described in Note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of November 30, 2022, the Fund had futures contracts with unrealized appreciation of $1,738,176, which is included in the Schedule of Investments. Only current day’s variation margin is reported within the Fund’s Statement of Assets and Liabilities. Amounts of $(4,498,043) and $2,562,889 are included in the Statements of Operations related to futures contracts under the captions Net realized gain (loss) on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the year was 114.

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and the counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

	Dividend Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$46,462,332	$–	$46,462,332
Total	$46,462,332	$–	$46,462,332

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$46,462,332	$–	$–	$(46,462,332)	$–
Total	$46,462,332	$–	$–	$(46,462,332)	$–

	Growth Opportunities Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$4,048,703	$–	$4,048,703
Total	$4,048,703	$–	$4,048,703

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$4,048,703	$–	$–	$(4,048,703)	$–
Total	$4,048,703	$–	$–	$(4,048,703)	$–

	Small Cap Value Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$3,330,373	$–	$3,330,373
Total	$3,330,373	$–	$3,330,373

Notes to Financial Statements (continued)

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$3,330,373	$–	$–	$(3,330,373)	$–
Total	$3,330,373	$–	$–	$(3,330,373)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2022.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statements of Operations and in Directors’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 3, 2022, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 3, 2022, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Notes to Financial Statements (continued)

Effective August 4, 2022, the Participating Funds are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended November 30, 2022, the Funds did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended November 30, 2022, the following Funds participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Fund	Average Amount Loaned	Average Interest Rate	Interest Income*
Dividend Growth Fund	$35,550,398	1.32%	$3,245
Growth Opportunities Fund	10,807,487	1.578%	2,754

*	Statements of Operations location: Interest earned from Interfund Lending.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Funds have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on each Fund’s Statement of Operations.

The initial collateral received by the Funds is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Funds will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

Notes to Financial Statements (continued)

Funds	Market Value of Securities Loaned	Collateral Received(1)
Growth Opportunities Fund	$3,043,755	$3,074,500
Small Cap Value Fund	1,193,496	1,186,403

(1)	Statements of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

14.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies and/or sectors in which the Funds invest.

Dividend Growth Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. Also, equity securities may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a favorable market. Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Securities of mid-sized companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized companies may be less well-known and less widely held and trade less frequently and in more limited volume than the securities of large cap company stocks. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

Growth Opportunities Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Due to the Fund’s investment exposure to American Depositary Receipts and foreign companies and emerging markets, the Fund may experience increased market, liquidity, currency, political, information, and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Small Cap Value Fund has particular risks associated with small company value stocks. Small company value stocks may perform differently than the market as a whole and other types of stocks, such as large company stocks or growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, small cap company stocks may

Notes to Financial Statements (continued)

be more volatile and less liquid than large cap company stocks, especially over the short term. The securities of small companies may be less well-known and less widely held and trade less frequently and in more limited volume than the securities of large cap company stocks. Small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. Also, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing their investment strategies and achieving their investment objectives.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors, and others, can affect each Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Dividend Growth Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	13,974,540	$259,287,636	12,079,403	$235,165,585
Converted from Class C*	1,188,309	21,687,677	1,226,401	24,216,367
Reinvestment of distributions	9,144,279	181,816,364	3,348,777	60,334,025
Shares reacquired	(16,499,115)	(300,875,466)	(13,166,610)	(255,398,425)
Increase	7,808,013	$161,916,211	3,487,971	$64,317,552

Class C Shares
Shares sold	1,823,138	$33,695,485	2,018,151	$38,607,545
Reinvestment of distributions	681,305	13,432,817	238,095	4,145,247
Shares reacquired	(1,845,994)	(33,204,705)	(1,822,106)	(34,628,081)
Converted to Class A*	(1,208,454)	(21,687,677)	(1,245,572)	(24,216,367)
Decrease	(550,005)	$(7,764,080)	(811,432)	$(16,091,656)

Notes to Financial Statements (continued)

Dividend Growth Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	6,321,009	$118,356,178	8,062,148	$155,033,507
Reinvestment of distributions	1,445,561	29,009,624	511,716	9,288,812
Shares reacquired	(19,801,453)	(359,995,340)	(5,120,027)	(99,471,917)
Increase (decrease)	(12,034,883)	$(212,629,538)	3,453,837	$64,850,402

Class F3 Shares
Shares sold	3,266,406	$61,508,897	3,848,588	$75,862,863
Reinvestment of distributions	1,248,580	25,228,028	457,727	8,432,672
Shares reacquired	(3,447,363)	(64,450,170)	(3,036,228)	(60,161,024)
Increase	1,067,623	$22,286,755	1,270,087	$24,134,511

Class I Shares
Shares sold	44,481,407	$784,118,700	1,158,530	$23,029,811
Reinvestment of distributions	364,558	7,073,222	87,658	1,609,821
Shares reacquired	(4,861,711)	(86,442,477)	(403,924)	(7,899,385)
Increase	39,984,254	$704,749,445	842,264	$16,740,247

Class P Shares
Shares sold	8,439	$155,918	5,989	$117,482
Reinvestment of distributions	4,081	82,023	1,793	32,305
Shares reacquired	(13,897)	(260,779)	(18,448)	(369,820)
Decrease	(1,377)	$(22,838)	(10,666)	$(220,033)

Class R2 Shares
Shares sold	8,215	$151,827	20,136	$409,279
Reinvestment of distributions	5,279	106,750	1,463	26,517
Shares reacquired	(15,722)	(280,349)	(7,893)	(157,992)
Increase (decrease)	(2,228)	$(21,772)	13,706	$277,804

Class R3 Shares
Shares sold	110,888	$1,993,564	149,793	$2,889,075
Reinvestment of distributions	52,461	1,040,791	22,889	407,344
Shares reacquired	(235,601)	(4,368,191)	(290,523)	(5,628,683)
Decrease	(72,252)	$(1,333,836)	(117,841)	$(2,332,264)

Class R4 Shares
Shares sold	51,661	$963,587	50,161	$968,293
Reinvestment of distributions	10,264	203,794	4,634	83,310
Shares reacquired	(44,904)	(812,647)	(78,191)	(1,594,205)
Increase (decrease)	17,021	$354,734	(23,396)	$(542,602)

Class R5 Shares
Shares sold	12,201	$217,554	13,387	$279,562
Reinvestment of distributions	2,402	48,541	736	13,459
Shares reacquired	(27,966)	(522,090)	(7,173)	(139,620)
Increase (decrease)	(13,363)	$(255,995)	6,950	$153,401

Class R6 Shares
Shares sold	198,095	$3,825,575	123,359	$2,377,309
Reinvestment of distributions	29,464	595,140	11,134	204,545
Shares reacquired	(231,285)	(4,255,285)	(192,710)	(3,760,229)
Increase (decrease)	(3,726)	$165,430	(58,217)	$(1,178,375)

Notes to Financial Statements (continued)

Growth Opportunities Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,156,196	$44,198,069	1,717,640	$52,427,535
Converted from Class C*	97,085	1,972,412	69,100	2,113,900
Reinvestment of distributions	3,213,000	80,517,771	2,267,685	66,601,903
Shares reacquired	(3,747,011)	(76,682,766)	(2,345,889)	(71,301,966)
Increase	1,719,270	$50,005,486	1,708,536	$49,841,372

Class C Shares
Shares sold	253,410	$2,943,778	167,836	$3,363,755
Reinvestment of distributions	421,545	6,120,829	277,273	5,320,876
Shares reacquired	(340,518)	(4,110,421)	(283,334)	(5,687,596)
Converted to Class A*	(168,029)	(1,972,412)	(106,115)	(2,113,900)
Increase	166,408	$2,981,774	55,660	$883,135

Class F Shares
Shares sold	232,757	$5,175,555	315,868	$10,141,816
Reinvestment of distributions	269,145	7,213,082	184,679	5,730,582
Shares reacquired	(1,160,697)	(24,638,467)	(279,663)	(8,969,782)
Increase (decrease)	(658,795)	$(12,249,830)	220,884	$6,902,616

Class F3 Shares
Shares sold	775,341	$19,940,134	1,027,823	$37,309,887
Reinvestment of distributions	255,263	7,913,143	97,184	3,409,214
Shares reacquired	(584,825)	(14,832,505)	(239,152)	(8,724,274)
Increase	445,779	$13,020,772	885,855	$31,994,827

Class I Shares
Shares sold	3,799,895	$88,270,856	2,172,847	$84,024,578
Reinvestment of distributions	934,089	28,667,208	677,010	23,566,711
Shares reacquired	(9,978,215)	(222,844,316)	(2,182,730)	(78,550,233)
Increase (decrease)	(5,244,231)	$(105,906,252)	667,127	$29,041,056

Class P Shares
Shares sold	19,899	$397,547	14,084	$428,561
Reinvestment of distributions	25,401	605,809	18,193	513,944
Shares reacquired	(20,826)	(417,146)	(20,618)	(608,152)
Increase	24,474	$586,210	11,659	$334,353

Class R2 Shares
Shares sold	13,059	$251,412	22,269	$623,994
Reinvestment of distributions	7,664	174,581	3,969	108,120
Shares reacquired	(14,433)	(262,205)	(15,414)	(444,982)
Increase	6,290	$163,788	10,824	$287,132

Class R3 Shares
Shares sold	53,060	$1,037,002	77,403	$2,265,852
Reinvestment of distributions	104,161	2,462,358	88,313	2,478,074
Shares reacquired	(86,716)	(1,751,468)	(204,954)	(5,957,085)
Increase (decrease)	70,505	$1,747,892	(39,238)	$(1,213,159)

Notes to Financial Statements (continued)

Growth Opportunities Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class R4 Shares	Shares	Amount	Shares	Amount
Shares sold	18,992	$384,113	44,793	$1,337,302
Reinvestment of distributions	16,523	414,079	9,492	278,864
Shares reacquired	(12,855)	(278,260)	(30,188)	(955,362)
Increase	22,660	$519,932	24,097	$660,804

Class R5 Shares
Shares sold	461	$11,219	2,728	$98,755
Reinvestment of distributions	840	25,821	338	11,783
Shares reacquired	(3,743)	(84,631)	(491)	(17,255)
Increase (decrease)	(2,442)	$(47,591)	2,575	$93,283

Class R6 Shares
Shares sold	112,793	$2,953,846	72,344	$2,649,138
Reinvestment of distributions	22,136	686,002	14,047	492,786
Shares reacquired	(80,562)	(2,099,565)	(55,540)	(1,993,385)
Increase	54,367	$1,540,283	30,851	$1,148,539

Small Cap Value Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,229,397	$17,321,240	1,462,005	$25,422,600
Converted from Class C*	31,234	440,543	15,593	269,722
Reinvestment of distributions	2,249,110	33,759,143	141,315	2,051,899
Shares reacquired	(2,792,063)	(38,758,250)	(2,579,487)	(43,907,920)
Increase (decrease)	717,678	$12,762,676	(960,574)	$(16,163,699)

Class C Shares
Shares sold	168,236	$579,621	573,149	$3,659,774
Reinvestment of distributions	832,375	3,054,816	26,210	137,344
Shares reacquired	(510,136)	(1,781,268)	(479,301)	(2,943,519)
Converted to Class A*	(128,148)	(440,543)	(43,367)	(269,722)
Increase	362,327	$1,412,626	76,691	$583,877

Class F Shares
Shares sold	261,863	$3,738,965	1,809,298	$32,386,066
Reinvestment of distributions	140,791	2,140,016	7,306	107,176
Shares reacquired	(866,186)	(12,405,525)	(1,593,571)	(28,347,493)
Increase (decrease)	(463,532)	$(6,526,544)	223,033	$4,145,749

Class F3 Shares
Shares sold	284,072	$5,235,798	290,546	$6,468,803
Reinvestment of distributions	182,870	3,662,892	14,669	273,146
Shares reacquired	(273,215)	(5,109,742)	(397,573)	(8,696,251)
Increase (decrease)	193,727	$3,788,948	(92,358)	$(1,954,302)

Class I Shares
Shares sold	502,238	$9,212,698	1,088,620	$23,675,828
Reinvestment of distributions	2,269,658	45,030,010	190,368	3,516,095
Shares reacquired	(10,628,062)	(205,965,859)	(3,391,818)	(73,470,048)
Decrease	(7,856,166)	$(151,723,151)	(2,112,830)	$(46,278,125)

Notes to Financial Statements (concluded)

Small Cap Value Fund	Year Ended November 30, 2022		Year Ended November 30, 2021
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	142,143	$1,768,059	149,070	$2,434,946
Reinvestment of distributions	171,930	2,352,000	10,843	145,736
Shares reacquired	(212,599)	(2,695,077)	(433,468)	(6,907,347)
Increase (decrease)	101,474	$1,424,982	(273,555)	$(4,326,665)

Class R2 Shares
Shares sold	6,576	$85,365	10,970	$171,154
Reinvestment of distributions	7,607	101,786	296	3,908
Shares reacquired	(9,018)	(103,918)	(8,016)	(121,070)
Increase	5,165	$83,233	3,250	$53,992

Class R3 Shares
Shares sold	98,208	$1,214,055	78,230	$1,233,247
Reinvestment of distributions	56,868	783,069	3,011	40,717
Shares reacquired	(235,757)	(2,933,581)	(121,335)	(1,940,314)
Decrease	(80,681)	$(936,457)	(40,094)	$(666,350)

Class R4 Shares
Shares sold	20,902	$309,732	24,882	$415,711
Reinvestment of distributions	3,250	48,913	216	3,141
Shares reacquired	(79,048)	(1,177,790)	(23,505)	(390,937)
Increase (decrease)	(54,896)	$(819,145)	1,593	$27,915

Class R5 Shares
Shares sold	448	$8,281	14,746	$334,971
Reinvestment of distributions	1,995	39,638	15	275
Shares reacquired	(1,184)	(22,235)	(1,748)	(37,424)
Increase	1,259	$25,684	13,013	$297,822

Class R6 Shares
Shares sold	44,261	$865,733	56,686	$1,245,799
Reinvestment of distributions	11,917	238,588	1,766	32,859
Shares reacquired	(121,995)	(2,249,264)	(127,306)	(2,610,208)
Decrease	(65,817)	$(1,144,943)	(68,854)	$(1,331,550)

*	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Research Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lord Abbett Research Fund, Inc. (the “Company”) comprising the Lord Abbett Dividend Growth Fund, Lord Abbett Growth Opportunities Fund, and Lord Abbett Small-Cap Value Series, including the schedules of investments, as of November 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Lord Abbett Research Fund, Inc. as of November 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
January 25, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011 Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick
Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine – School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chair since 2017

Principal Occupation: Chair of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chairman of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014-2018).

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Dividend Growth Fund	100%	100%
Growth Opportunities Fund	21%	22%
Small Cap Value Fund	57%	57%

Additionally, of the distributions paid to the shareholders during the fiscal year ended November 30, 2022, the following amounts represent short-term and long-term capital gains:

Fund Name	Short-Term Capital Gains	Long-Term Capital Gains
Dividend Growth Fund	$13,499,075	$227,075,107
Growth Opportunities Fund	12,932,550	126,274,277
Small Cap Value Fund	13,083,759	79,806,811

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc. Lord Abbett Dividend Growth Fund Lord Abbett Growth Opportunities Fund Lord Abbett Small-Cap Value Series	LARF-2 (01/23)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2022 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.
The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.
In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2022 and 2021 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2022	2021
Audit Fees {a}	$133,000	$126,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	133,000	126,000

Tax Fees {b}	- 0 -	16,682
All Other Fees	- 0 -	- 0 -

Total Fees	$133,000	$142,682

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2022 and 2021 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees {a}	$270,000	$220,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Schedule of Investments.
Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT RESEARCH FUND, INC.

	By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 25, 2023

	By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: January 25, 2023